PINNACLE WEST
CAPITAL CORPORATION

Managing in Changing Environments

Analyst Presentations
Boston and New York
October 23-24, 2001

Forward-Looking Statements

This presentation contains forward-looking statements based on current expectations and the company assumes no obligation to update these statements. Because actual results may differ materially from expectations, the Company cautions readers not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from results or outcomes currently expected or sought by the Company. These factors include the ongoing restructuring of the electric industry; the outcome of regulatory and legislative proceedings relating to the restructuring; state and federal regulatory and legislative decisions and actions, including the price mitigation plan adopted by FERC in June 2001; regional economic and market conditions, including the California energy situation, which could affect customer growth and the cost of power supplies; the cost of debt and equity capital; weather variations affecting local and regional customer energy usage; conservation programs; power plant performance; the successful completion of our generation expansion program; regulatory issues associated with generation expansion, such as permitting and licensing; our ability to compete successfully outside traditional regulated markets (including the wholesale market); technological developments in the electric industry; and the real estate market in SunCor's market areas, which include Arizona, New Mexico and Utah.

Strategic Overview

- Build superior value for shareholders
- Capturing growth opportunities
  - Intrinsic growth in delivery business
  - Meeting energy needs in the West
  - Shaping market development in the West
- Operational excellence
- Risk management
- Regulatory environment and developments
- Generation expansion
- Earnings, cash flow and financial strength

Shaping Ongoing Market Development in Arizona and the West



- Competitive generation
- Distinctive, independent markets
- Interstate transmission
- Market structure
- Legislative and regulatory influences

Volatility Managed with Hedging

Retail Load Fuel and Purchased Power



$ Millions
600
500
400
300
200
100
0
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2000
2001
Actual with hedge
Without hedge based on prices when used
Without hedge based on prices 90 days before used

2001 Regulatory Plan Overview

2001 Regulatory Plan Components

- No change to 1999 regulatory settlement
- Provides energy reliability for delivery business customers
- Strengthens regional competitive generation market
- Provides mix of long-term and short-term revenue for generation business
- Transitions generation assets into competitive markets
- Improves cash flow predictability
- Decreases retail price and earnings volatility

2001 Regulatory Plan Contract Paths


PNW Energy Dedicated Generation
PacifiCorp & Salt River Contracts
Competitive Bid
Wholesale Market
PNW Power Marketing & Trading
APS
Retail Customers

2001 Regulatory Plan
Major Provisions

- Purchase power agreement between APS and Pinnacle West Capital
  - APS full requirements
  - 2004 through 2015
  - Pricing (after 2004)
    - Cost-based facilities charge, adjusted every three years, to recover fixed generation costs including 11.25% ROE on regulated cost-of-service principles
    - Fuel component adjusted annually
    - Fuel component reduced by 25% of off-system sales margin

(continued)

2001 Regulatory Plan Major Provisions
(continued)

- Generation transfer by end of 2002
  - Fossil plants
  - Nuclear assets
- Competitive bidding requirements for APS
  - Variance from 50% bidding requirement in ACC electric competition rules
  - 270 MW of load to be bid in 2003
  - Annually in 2004-2008, additional 270 MW of load to be bid
  - Approximately 23% of 2008 load to be bid

(continued)

2001 Regulatory Plan Major Provisions
(continued)

- Resources available to Pinnacle West Capital to meet APS requirements
  - Dedicated generating assets of Pinnacle West Energy
  - Competitively-bid power and, if assignable, existing long-term power purchase agreements

2001 Regulatory Plan
Key Steps & Target Dates

• Filing with ACC	Oct. 2001
• ACC approval of variance request and purchase power agreement	Jan. 2002
• FERC acceptance of: – APS/Pinnacle West Capital purchase power agreement – Pinnacle West Energy/ Pinnacle West Capital contract	Mar. 2002
• Generation transfer	Beginning Jan. 2002

Generation Overview

Pinnacle West
Top-Tier Power Plant Performance

Palo Verde


Capacity Factor
100%
90%
80%
70%
60%
50%
1990
1995
1999
2000
Aug 2001
PNW 91.6%
75.5% National Average

Coal Plants


Capacity Factor
100%
90%
80%
70%
60%
50%
1990
1995
1999
2000
Aug 2001
PNW 83.4%
70.0% National Average

Pinnacle West
Growing Generation Capability

Commercial Operation Targets	New Facilities	MW	Reliability	Merchant
2001	West Phoenix 4	120 *	✓	
2002	Redhawk 1 & 2	1,060	✓	
2002	Saguaro CT 4	80	✓	
2003	West Phoenix 5	530	✓	
2004	Silverhawk	427 **		✓
2005	Redhawk 3	530		✓
2006	Redhawk 4	530		✓

* In service June 1, 2001
** 75% interest

Pinnacle West
Generation Operating Strengths

- Among largest generators in the West
- Fuel diversity and dependency
- Production cost very competitive
- Nuclear production -
  9 consecutive years top in the nation
- Long-term, low -cost coal contracts
- Plant reliability better than industry average
- Plants in compliance with Clean Air Act

Energy Delivery and Sales

Agenda

- Western U.S. power market issues
- Power marketing and trading
  - Hedging
  - Marketing and trading
- APS regulated delivery

Western U.S.
Power Market Issues

FERC Activity

- Wholesale electricity price caps
- California refunds
- Northwest refunds

Effect of FERC Electricity Price Caps

Palo Verde On-Peak Prices (Quarterly Averages)



$/MWh
250
200
150
100
50
0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
1999
2000
2001
2002
Actual
Estimated*

* Based on forward prices as of 10/10/01

Regional Transmission Organizations (RTO)

- FERC actions
- Western perspectives
- Arizona Corporation Commission perspective
- APS a leader

West Connect RTO



Western Area Power Administration
Cheyenne Light, Fuel & Power Co.
Platte River Power Authority
Tri-State/Plains G & T Association
PSC of Colorado
UtiliCorp United, Inc.
Navajo Tribal Utility Authority
Citizens Utilities Co.
PSC of New Mexico
Salt River Project
Texas-New Mexico Power Co.
El Paso Electric Co.
Arizona Public Service Co.
Tucson Electric Power Co.
Arizona Electric Power Coop.
EEI

Pinnacle West
Power Marketing & Trading

Pinnacle West
Power Marketing & Trading

- Hedging Electricity and Gas Needs
- Wholesale Sales and Trading

Hedging Techniques

- Electricity
  - Forward Contracts
    - Options
      - Basis Swaps
- Natural Gas
  - NYMEX Futures Contracts
    - Basis Swaps
      - Swing Options

Enterprise Electric Hedge Strategy


Peak Load + Reserves
8,000
6,000
4,000
2,000
0
2001
2002
Existing Resources
New Generation
Hedge & Reliability

Pinnacle West Power Marketing Results In Changing Markets


$ Millions
$/MWh
$120
$100
$80
$60
$40
$20
$0
$250
$200
$150
$100
$50
$0
$10
$29
$23
$5
$51
$28
$31
$108
$97
$108
1997
1998
1999
1Q
2Q
3Q
4Q
1Q
2Q
3Q
2000
2001
Power Marketing & Trading Gross Margin*
Wholesale Electricity Prices

* Pretax revenue net of energy costs

Regulated Delivery

APS Regulated Delivery Strategies

- High-growth service territory
- Value to customers
  - Price competitiveness
  - Reliability
  - Excellent service
- Energy procurement risk management
- Unit cost reduction
- Regulatory relationships

Superior Customer Growth



3.5%
0.7%
4.6%
1.3%
3.9%
1.0%
3.9%
0.8%
3.8%
0.8%
3.7%
0.8%
3.5%
0.8%
1995
1996
1997
1998
1999
2000
YTD 9/30/2001
APS
Industry Average

Arizona Regulatory Issues Update

- 2001 regulatory plan
- Court appeals status
  - Electric competition rules
  - 1999 APS settlement
- 2003 rate filing

Pinnacle West Market Opportunities Summary

- Optimizing benefits of retail load
- Capturing wholesale market opportunities
- Managing procurement risks

Financial & Economic Overview

Phoenix Single-Family Building Permits


40,000
30,000
20,000
10,000
0
1997
1998
1999
2000
2001
2002
2003
Projected

Source: Arizona Real Estate Center (Actual)
PNW Forecast Dept. (Projected)

Regional Economic Strength
Arizona Vs U.S. Population Growth


4.0%
3.0%
2.0%
1.0%
0.0%
1997
1998
1999
2000
2001
2002
2003
Projected
Arizona
U.S.

Source : University of Arizona Division of Economic and Business Research

Regional Economic Strength
Arizona Vs U.S. Job Growth


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1997
1998
1999
2000
2001
2002
2003
Projected
Arizona
U.S.

Source : University of Arizona Division of Economic and Business Research

Retail Customer Growth
Current Expectations



3.7%
3.7%
3.2%
3.3%
3.4%
2000
2001
2002
2003
2004

PNW Earnings Growth Performance
1998-2000 CAGR



First Quartile
PNW
10.3%
30%
20%
10%
0%
-10%
-20%

PNW Dividend Growth Performance


5 Year CAGR
PNW 8.4%
Industry (1.0)%
15.0%
10.0%
5.0%
0.0%
-5.0%
1995
1996
1997
1998
1999
2000
PNW
Industry

Credit Ratings Profile

	S&P	Moody's	Fitch
Arizona Public Service Co.			
Senior Secured Debt	A-	A3	A-
Senior Unsecured Debt	BBB	Baa1	BBB+
Secured Lease Obligation Bonds	BBB	Baa2	BBB
Commercial Paper	A2	P2	F2
Pinnacle West Capital Corp.			
Senior Unsecured Debt	BBB	Baa2	BBB
Commercial Paper	A2	P2	F2
Pinnacle West Energy Corp.			
Senior Unsecured Debt	BBB	Baa2	BBB+

Capital Expenditures


($ Millions)
1,200
1,000
800
600
400
200
0
2001
2002
2003
Delivery
Existing Generation
Generation Expansion
Other

PNW Consolidated Debt Ratio


60%
55%
50%
45%
40%
1995
1996
1997
1998
1999
2000
9/30/01*

* Preliminary

PNW Cash Interest Coverage Ratio


Times
6.0
4.0
2.0
0.0
1995
1996
1997
1998
1999
2000
9/30/2001*

* Preliminary

Credit Rating Considerations

- Maintain commitment to investment grade ratings at APS, PNW, and PWEC
- Moderate increase in consolidated leverage offset by reducing business risk

FAS 133

- Adopted for gas derivatives January 1, 2001
- Adopted new guidance for electricity derivatives July 1, 2001
- Requires all derivatives to be recorded at fair value on the balance sheet
- Provides hedge accounting treatment if certain criteria are met
- If not a hedge, changes in fair value are recorded in current earnings

FAS 133 & EITF 98-10
PNW Applications

Normal Business

- **Electricity forward contracts**
- **Electricity options in the money at inception**

Hedge Accounting (other comprehensive income)

- **Most gas forwards and futures**
- **Certain purchased options**

Current Earnings

- **Trading**
- **Hedge ineffectiveness**
- **Certain written options**

Why FAS 133 Doesn't Tell the Whole Story?



$/MWh
Fixed Price Retail Revenues
Gross Margin
FAS 133 Mark to Market
Opportunity Cost
Current Fuel Cost
Time
Retail Revenues
Actual Fuel Cost

PNW Non-Energy Subsidiaries



Assets *
$514 Million
$22 M
El Dorado
$492 M
SunCor

- *Objectives*
  Cash flow and profit potential to parent
- *Current activities*
  - **Developing real estate in Southwest**
  - **Harvesting venture capital portfolio as it matures**
- *Growth opportunities*
  - **Select real estate opportunities**
  - **Future investments complementing energy business**

* Preliminary 9/30/01

EPS Performance



$/Share
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
1999
2000
2001

EPS Performance in a Volatile Wholesale Market



$/Share
$/MWh
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$250
$200
$150
$100
$50
$0
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr
1st Qtr
2nd Qtr
3rd Qtr
1999
2000
2001
EPS
Wholesale Prices

"Visible" Earnings Factors

	2001	2002
Retail customer growth	+	+
Retail price decreases	-	-
Regulatory asset amortization	+	+
Generation reliability program	-	+
El Dorado	+	neutral
Interest expense	+	-

Other Earnings Factors

- Economic factors
- Weather impact
- Power marketing and trading activity
- Generation growth
- FAS 133

PINNACLE WEST
CAPITAL CORPORATION